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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-3226) of CITGO Petroleum Corporation of our report dated February 14, 2003 relating to the financial statements of LYONDELL-CITGO Refining LP, which appear in this Form 10-K/A.

/s/ PricewaterhouseCoopers LLP


Houston, Texas
September 8, 2003